EXHIBIT 99.1

Churchill Capital Corp V Announces Sustainable Living Innovations, Inc. as Letter of Intent Counterparty and Monthly Contribution to Trust Account in Connection with Proposed Extension

Churchill Capital Corp V (“Churchill V”) announces Sustainable Living Innovations, Inc. as the party with which it has entered into the previously announced letter of intent

Churchill Sponsor V LLC will make monthly deposits of $250,000 directly to the trust account

Trust account funds transitioned from cash to an interest-bearing account

Special meeting of stockholders of Churchill V scheduled for March 14, 2023, to extend date by which Churchill V must consummate an initial business combination

NEW YORK March 7, 2023 — Churchill Capital Corp V (“Churchill V”) announced today several actions being undertaken in anticipation of a special meeting of its stockholders (the “Special Meeting”) on March 14, 2023, at which Churchill V’s stockholders will be asked to vote on a proposal to amend Churchill V’s amended and restated certificate of incorporation to extend the date by which Churchill V has to consummate an initial business combination (the “Business Combination”) from March 18, 2023 to December 18, 2023, or such earlier date as determined by the Churchill V board of directors (the “Extension Amendment Proposal”).

Churchill V Seeking Extension to Pursue a Combination with Sustainable Living Innovations, Inc.

As previously disclosed on December 16, 2022, Churchill V has entered into a non-binding letter of intent with respect to a Business Combination. Churchill V is pleased to inform stockholders that the counterparty to the non-binding letter of intent is Sustainable Living Innovations, Inc. (“SLI”), a building-technology company and provider of proven, patented panelized building systems for the multifamily residential market. SLI’s technology creates buildings that are intended to exceed the world’s most stringent sustainability standards and provide affordable housing solutions.

SLI was co-founded in 2008 by Chairman and CEO Arlan Collins and Mark Woerman, sustainability-minded architects who set out to deliver innovation in the multifamily building market: a simple and repeatable way to deliver sustainable apartment homes that tenants want to live in. The SLI team envisioned a building system manufactured off-site and assembled in the field. Over 14 years, the SLI team has worked to simplify the complex and fragmented value chain of traditional multifamily construction by delivering the entire building to a customer. SLI has what it believes to be the only complete multifamily building system to ever be patented in the U.S. SLI’s current U.S. and international patent portfolio consists of over 170 patents issued, pending, published or allowed.

Today, SLI employs more than 90 people with offices in Seattle and Denver and operates a showroom in Seattle and a manufacturing facility in Tacoma, Washington. In its 91,000-square-foot Tacoma factory, SLI manufactures high-performance building panels that incorporate every major requirement needed for rapid on-site assembly, including electrical, plumbing, ventilation, insulation and fireproofing. SLI’s building systems allow for highly repetitive and scalable construction; panels are installed in the field, enabling SLI to deliver an entire building directly to customers, significantly reducing build times, construction waste, labor needs and greenhouse gas (GHG) emissions.

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Utilizing its panelized building system, SLI completed its first building in 2015, which was a 6-story, 24-unit building called 47 + 7th in Seattle’s University District. SLI has two projects underway in Seattle. 303 Battery is a 15-story, 112-unit building that began construction in 2021 and has been pre-sold to a major U.S. listed REIT. DESC Greenlake is a 5-story, 124-unit building that began construction in 2022 in contract with Seattle’s Downtown Emergency Service Center (“DESC”), a non-profit organization dedicated to serving homeless and the formerly homeless. The building is a Permanent Supportive Housing project and once completed is expected to include supportive services such as healthcare and counseling.

The SLI platform is designed to present a strong value proposition for developers, building owners, managers and tenants. For developers, SLI provides a practical alternative solution to traditional building methods that offers faster construction timelines. For building owners, SLI’s highly energy efficient technology and smart building system (called SLI Connect) is designed to produce attractive net operating income margins. For property managers, SLI Connect is intended to allow system monitoring and optimization of operations over time, resulting in cost and time savings. And for tenants, SLI delivers beautiful spaces optimized for natural light and open space, desirable smart home features and sustainable elements that are intended to create a better living experience as well as a meaningful reduction in utility costs.

Churchill V Sponsor to Make Contribution to the Trust Account

Churchill V’s sponsor, Churchill Sponsor V LLC (the “Sponsor”), will make monthly deposits directly to the trust account (the “Trust Account”) of $250,000 per month (each deposit, a “Contribution”), in exchange for a non-interest bearing, unsecured promissory note (the “Promissory Note”) issued by Churchill V to the Sponsor following the approval and implementation of the Extension Amendment Proposal on the terms described below.

If the Extension Amendment Proposal is approved, the Contributions will be paid monthly beginning on March 17, 2023 and thereafter on the eighteenth day of each month (or if such eighteenth day is not a business day, on the business day immediately preceding such eighteenth day) until the earliest to occur of (i) the consummation of a Business Combination, (ii) November 17, 2023 and (iii) if a Business Combination is not consummated, the date of liquidation of the Trust Account, as determined in the sole discretion of Churchill V’s board of directors. The Promissory Note will mature on the earlier of (1) the date Churchill V consummates a Business Combination and (2) the date that the winding up of Churchill V is effective.

Churchill V Trust Account Transitioned to an Interest-Bearing Account

Churchill V has transferred all of the funds in the Trust Account from cash to an interest-bearing demand deposit account.

The interest rate on the deposit account is currently 4.45% per annum, but such deposit account carries a variable rate, and Churchill V cannot assure investors that such rate will not decrease or increase significantly.

Churchill V Trust Account Will Not Be Used for Potential Excise Tax Liabilities

Churchill V has agreed that, to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, funds held in the Trust Account, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions of Churchill V’s Class A common stock prior to or in connection with the Extension Amendment Proposal, a Business Combination or the liquidation of Churchill V. The foregoing is without prejudice as to how other special purpose acquisition entities affiliated with Churchill V may determine to pay for any excise tax liabilities applicable to those other entities.

Today’s announcements are being made in anticipation of the Special Meeting on March 14, 2023, at which time Churchill V stockholders will be asked to vote on the Extension Amendment Proposal and on

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a proposal to adjourn the special meeting to a later date, if necessary. The purpose of these proposals are to allow for additional time to complete a Business Combination. The Churchill V board of directors has determined that these proposals are in the best interests of Churchill V and its stockholders and recommends that you vote “FOR” such proposals.

Nicholas Johnson, Managing Director and Partner of Archimedes Advisors, is leading the potential SLI combination on behalf of Churchill V. No assurances can be made that Churchill V will successfully negotiate and enter into a definitive agreement with SLI for a Business Combination, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

If stockholders have any questions or need assistance, please contact Mackenzie Partners, Churchill V’s proxy solicitor, by phone at (800) 322-2885 (toll free) or by email at proxy@mackenziepartners.com.

About Churchill Capital Corp V

Churchill Capital Corp V was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

On February 21, 2023, Churchill V filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Special Meeting which further describes the Extension Amendment Proposal.

Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of Churchill V or SLI may include, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Churchill V and SLI have based these forward-looking statements on each of its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill V or SLI that may cause Churchill V or SLI’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “will,” “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “goal,” “target,” “outlook,” “allow,” “intend” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in Churchill V’s other SEC filings. Forward-looking statements in this press release may include, for example, statements about Churchill V’s ability to enter into a definitive agreement with SLI or complete a Business Combination; the anticipated benefits of a Business Combination; the Special Meeting; SLI’s ability to manufacture building panels and construct buildings; the benefits of SLI’s building system; the interest rate earned on the Trust Account funds held in the demand deposit account; Contributions by the Sponsor; and any excise tax that may be imposed under the Inflation Reduction Act of 2022 in connection with redemptions of Churchill V’s Class A common stock.

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The forward-looking statements contained in this press release are based on Churchill V and SLI’s current expectations and beliefs concerning future developments and their potential effects on Churchill V and SLI. There can be no assurance that future developments affecting Churchill V or SLI will be those that Churchill V or SLI have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Churchill V or SLI’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the section titled “Risk Factors” in the Proxy Statement and in Churchill V’s most recent Annual Report on Form 10-K and in its subsequent Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should any of the Churchill V or SLI’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Churchill V and SLI undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Proxy Statement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except in accordance with the provisions of the Securities Act. If a definitive agreement with SLI regarding a Business Combination is entered into, Churchill V will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a Business Combination. You are not being asked to make a voting or investment decision regarding a Business Combination at this time.

Participants in the Solicitation

Churchill V and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Churchill V’s stockholders, in favor of the approval of the proposals described herein. For information regarding Churchill V’s directors and executive officers, please see Churchill V’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q and the other documents filed (or to be filed) by Churchill V from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed to be participants may be obtained by reading the Proxy Statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained at the SEC’s website located at www.sec.gov or by directing a written request to Churchill V, 640 Fifth Avenue, 12th Floor, New York, NY 10019. If a definitive agreement with SLI regarding a Business Combination is entered into, Churchill V will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a Business Combination. You are not being asked to make a voting or investment decision regarding a Business Combination at this time.

Media Contact

Christina Stenson / Felipe Ucros

Gladstone Place Partners

(212) 230-5930

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